UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019 (February 18, 2019)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On February 18, 2019, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its results of operations for the fourth quarter and full year ended December 31, 2018.  Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the press release.

Item 7.01 Regulation FD Disclosure.

On February 18, 2019, Helix issued a press release announcing its results of operations for the fourth quarter and full year ended December 31, 2018.  In addition, on February 19, 2019, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, are the press release and the slides for the Fourth Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials are also available beginning on February 18, 2019 under Investor Relations - Presentations in the For the Investor section of Helix’s website, www.HelixESG.com.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 18, 2019 reporting financial results for the fourth quarter and full year of 2018.

99.2	Fourth Quarter 2018 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 19, 2019

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer